October 14, 2016

COMMONWEALTH INTERNATIONAL SERIES TRUST

On Behalf of its Series,

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND (CNZLX)

AFRICA FUND (CAFRX)

COMMONWEALTH JAPAN FUND (CNJFX)

COMMONWEALTH GLOBAL FUND (CNGLX)

COMMONWEALTH REAL ESTATE SECURITIES FUND (CNREX)

Supplement to the Prospectus

dated February 28, 2016

The Prospectus dated February 28, 2016, of the Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund (collectively, the “Funds”) is hereby amended to reflect that the Federated Prime Cash Obligations Fund is no longer offered for exchange of Fund shares. The section titled “Exchanging Fund Shares” on page 52 of the Funds’ Prospectus is amended accordingly as follows:

Exchanging Fund Shares:

You may exchange your Fund shares for shares of another Fund at a price based on their respective NAVs. This exchange privilege is offered as a convenience to you. The exchange privilege must also be selected on your account application form. There is no sales charge or other fee in connection with an exchange, although a redemption fee may apply. Please see ‘‘Redemption Fees’’ below. You must first have received and read the prospectus of the Fund you are exchanging into.

Further Information

For further information, please contact the Funds toll-free at 1-888-345-1898. You may also obtain additional copies of the Funds’ Summary Prospectus(es), Prospectus and Statement of Additional Information, free of charge, by writing to the Funds c/o Ultimus Asset Services, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Funds toll-free at 1-888-345-1898 or by visiting the Funds’ website at www.commonwealthfunds.com.